UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2020

Assembly Biosciences, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35005	20-8729264
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

331 Oyster Point Blvd., Fourth Floor, South San Francisco, California		94080
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (833) 509-4583

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	ASMB	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Assembly Biosciences, Inc. (the “Company”) Annual Meeting of Stockholders held on June 11, 2020 (the “Annual Meeting”), the Company’s stockholders approved Amendment No. 3 (the “Amendment”) to the Assembly Biosciences, Inc. 2018 Stock Incentive Plan (the “2018 Plan”) to increase the number of shares reserved for issuance thereunder from 3,000,000 shares of common stock to 4,600,000 shares. A copy of the Amendment is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

A summary of the material terms of the 2018 Plan, as amended by the Amendment, is set forth as a part of Proposal 4 in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 27, 2020 (the “Proxy Statement”) and is incorporated by reference herein. That summary is qualified in its entirety by reference to the full text of the 2018 Plan incorporating the Amendment, set forth as Appendix B of the Proxy Statement, which is also incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 11, 2020, at the Annual Meeting, the Company’s stockholders approved the adoption of the Company’s Fifth Amended and Restated Certificate of Incorporation (the “Amended Charter”) to provide that one or more stockholders owning at least in the aggregate 25% can request special meetings of the Company’s stockholders. On June 12, 2020, the Company filed with the Secretary of State of the State of Delaware the Amended Charter, which became effective immediately. A copy of Amended Charter is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

Upon the Amended Charter becoming effective on June 12, 2020, the Company’s Amended and Restated Bylaws (the “Amended Bylaws”) also became effective. The Amended Bylaws set forth the procedures, terms and conditions related to stockholders requesting special meetings of the Company’s stockholders. A copy of the Amended Bylaws is attached hereto as Exhibit 3.2 and is incorporated by reference herein.

Detailed descriptions of the material amendments made by the Amended Charter and the Amended Bylaws are included in Proposal 5 of the Proxy Statement, which are incorporated herein by reference and are qualified in their entirety by reference to the full text of the Amended Charter and the Amended Bylaws filed herewith.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 11, 2020, the matters listed below were submitted to a vote of the Company’s stockholders at the Annual Meeting through the solicitation of proxies. The proposals are described in more detail in the Proxy Statement. The results of the stockholders’ votes are as follows:

1.

Anthony E. Altig, Richard D. DiMarchi, Ph.D., Myron Z. Holubiak, Helen S. Kim, Alan J. Lewis, Ph.D., Susan Mahony, Ph.D., John G. McHutchison, A.O., M.D. and William R. Ringo, Jr. were each elected to serve on the Board until the Company’s 2021 annual meeting of stockholders and until their successors are duly elected and qualified.

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Anthony E. Altig	26,156,827	67,503	3,673,894
Richard DiMarchi, Ph.D.	26,169,094	55,236	3,673,894
Myron Z. Holubiak	26,047,586	176,744	3,673,894
Helen S. Kim	12,732,098	13,492,232	3,673,894
Alan J. Lewis, Ph.D.	26,145,338	78,992	3,673,894
Susan Mahony, Ph.D.	26,057,065	167,265	3,673,894
John G. McHutchison, A.O., M.D.	26,209,559	14,771	3,673,894
William R. Ringo, Jr.	26,053,325	171,005	3,673,894

2.	The stockholders approved, on a non-binding advisory basis, the Company’s named executive officers’ compensation disclosed in the Proxy Statement.

Votes For	Votes Against	Abstain	Broker Non-Votes
25,867,880	349,412	7,038	3,673,894

3.	The stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

Votes For	Votes Against	Abstentions
29,895,260	2,958	6

There were no broker non-votes regarding Proposal 3.

4.	The stockholders approved an amendment to the 2018 Plan to increase the number of shares reserved for issuance thereunder by 1,600,000.

Votes For	Votes Against	Abstain	Broker Non-Votes
19,003,348	7,219,986	996	3,673,894

5.

The stockholders approved the Amended Charter, which enables stockholders who hold in the aggregate at least 25% of the Company’s outstanding common stock to request special meetings of the Company’s stockholders.

Votes For	Votes Against	Abstain	Broker Non-Votes
25,038,600	51,467	1,134,263	3,673,894

6.

The stockholders did not approve a stockholder proposal requesting the Board to take steps necessary to give stockholders who hold at least 15% of the Company’s outstanding common stock the right to request special meetings of the Company’s stockholders.

Votes For	Votes Against	Abstain	Broker Non-Votes
11,323,549	14,864,437	36,344	3,673,894

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Fifth Amended and Restated Certificate of Incorporation, effective as of June 12, 2020.
3.2	Amended and Restated Bylaws of Assembly Biosciences, Inc., dated June 12, 2020.
10.1	Amendment No. 3 to Assembly Biosciences, Inc. 2018 Stock Incentive Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Assembly Biosciences, Inc.

Date: June 16, 2020	By:	/s/ Jason A. Okazaki
Jason A. Okazaki
Chief Legal and Business Officer

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